Exhibit 99.1

CAREER EDUCATION CORPORATION REPORTS

RESULTS FOR 2008 FOURTH QUARTER AND FULL YEAR

Hoffman Estates, Ill. (February 19, 2009) – Career Education Corporation (NASDAQ: CECO) today reported fourth quarter 2008 consolidated revenue from continuing operations of $431.8 million and consolidated income from continuing operations of $34.3 million, or $0.38 per diluted share. For the full year of 2008, consolidated revenue from continuing operations was $1.705 billion and consolidated income from continuing operations was $69.6 million, or $0.77 per diluted share.

“2008 was a year of progress for our organization and I am proud of our results,” said Gary E. McCullough, president and chief executive officer. “We exceeded our 2008 earnings and cash flow objectives while executing on our fundamental strategy of positioning the company to deliver our previously communicated 2010 milestones. We entered 2009 in a very strong financial position and will continue to invest in and improve our operating model with a heightened emphasis on generating greater revenue growth.”

RESULTS OF CONTINUING OPERATIONS

During the fourth quarter, we ceased operations for Brooks College – Long Beach, CA, International Academy of Design and Technology (IADT) – Pittsburgh, PA and Gibbs College – Piscataway, NJ. As a result, the results of operations for these three campuses are now included within discontinued operations. Except as otherwise noted, financial data and non-financial metrics reflected in this release exclude discontinued operations. Quarterly income statements for 2007 and 2008 reflecting this change have been provided in the exhibits section of this release.

Three Months Ended December 31, 2008

•	Total revenue from continuing operations was $431.8 million during the fourth quarter of 2008, a 5.2 percent decrease from $455.3 million during the fourth quarter of 2007.

•	Included in operating income for the three months ended December 31, 2008 and the three months ended December 31, 2007 are the following significant items:

CEC ANNOUNCES 4Q08 RESULTS …PG 2

	Pre-Tax Expense (In Millions)	Diluted Earnings per Share Impact Income (Loss)
Three Months Ended December 31, 2008
Severance	$1.6	$(0.01)
Lease Exit Charges	$1.9	$(0.01)
Legal Settlement	$3.6	$(0.03)

TOTAL	$7.1	$(0.05)

Three Months Ended December 31, 2007
Legal Settlements	$6.5	$(0.05)
Impairment Charges	$28.2	$(0.19)

TOTAL	$34.7	$(0.24)

•

Operating income was $43.5 million during the fourth quarter of 2008, an increase from $16.1 million of operating income during the fourth quarter of 2007. Operating margin percentage was 10.1 percent during the fourth quarter of 2008, a 6.6 percentage point increase relative to an operating profit margin percentage of 3.5 percent during the fourth quarter of 2007.

•

Income from continuing operations was $34.3 million, or $0.38 per diluted share, during the fourth quarter of 2008, compared to income from continuing operations of $19.1 million, or $0.21 per diluted share, during the fourth quarter of 2007. The fourth quarter of 2008 results from continuing operations include a $3.0 million, or $0.02 per diluted share, foreign currency transaction gain.

Twelve Months Ended December 31, 2008

•	Total revenue from continuing operations was $1.705 billion during the twelve months ended December 31, 2008, relative to $1.747 billion during the twelve months ended December 31, 2007.

•	Included in operating income for the twelve months ended December 31, 2008 and the twelve months ended December 31, 2007 are the following significant items:

CEC ANNOUNCES 4Q08 RESULTS …PG 3

	Pre-Tax Expense (In Millions)	Diluted Earnings per Share Impact Income (Loss)
Twelve Months Ended December 31, 2008
Severance/Stay Bonuses	$14.1	$(0.10)
Lease Exit Charges	$12.8	$(0.09)
Impairment Charges	$9.0	$(0.06)
Legal Settlements, net	$6.3	$(0.04)

TOTAL	$42.2	$(0.29)

Twelve Months Ended December 31, 2007
Severance	$1.7	$(0.01)
Legal Settlements	$15.4	$(0.10)
Impairment Charges	$28.2	$(0.19)

TOTAL	$45.3	$(0.30)

•

Operating income declined to $77.7 million during the twelve months ended December 31, 2008, from $89.4 million during the twelve months ended December 31, 2007. Operating margin percentage decreased to 4.6 percent during the twelve months ended December 31, 2008, from 5.1 percent during the twelve months ended December 31, 2007.

•

Income from continuing operations during the twelve months ended December 31, 2008, was $69.6 million, or $0.77 per diluted share, relative to $77.5 million, or $0.82 per diluted share, during the twelve months ended December 31, 2007. The 2008 results from continuing operations include a $3.0 million, or $0.02 per diluted share, foreign currency transaction gain.

CONSOLIDATED CASH FLOWS AND FINANCIAL POSITION

Cash Flows

•	Cash provided by operating activities was $186.7 million during 2008, compared to cash provided by operating activities of $222.1 million during 2007.

•	Capital expenditures decreased to $53.9 million during 2008, from $57.6 million during 2007. Current year capital expenditures represented 3.2 percent of total consolidated revenue.

CEC ANNOUNCES 4Q08 RESULTS …PG 4

Financial Position

•	As of December 31, 2008 and December 31, 2007, cash and cash equivalents and investments totaled $508.7 million and $388.6 million, respectively.

•	Days sales outstanding (DSO) were 15 days as of December 31, 2008, relatively consistent with DSO of 14 days as of December 31, 2007.

POPULATION AND NEW STUDENT START DATA

Student Population

Total student population by reportable segment as of January 31, 2009 and 2008, were as follows:

	As of January 31,		% Change 2009 vs. 2008
	2009	2008
STUDENT POPULATION
Art & Design	13,500	14,200	(5)%
Culinary Arts	9,600	10,900	(12)%
Health Education	17,600	14,700	20%
International	9,700	8,600	13%
University	45,700	41,500	10%

Subtotal	96,100	89,900	7%
Transitional Schools	1,900	7,200	(74)%

Total Student Population	98,000	97,100	1%

ONLINE POPULATION
Art & Design	900	400	125%
University	35,400	31,500	12%

Total Online Population	36,300	31,900	14%

New Student Starts

New student starts by reportable segment during the fourth quarter of 2008 and 2007, were as follows:

	For the three months ended December 31,		% Change 2008 vs. 2007
	2008	2007
NEW STUDENT STARTS
Art & Design	2,410	2,640	(9)%
Culinary Arts (1)	1,050	2,430	(57)%
Health Education	4,110	3,400	21%
International	2,530	2,340	8%
University	13,940	12,410	12%

Subtotal	24,040	23,220	4%
Transitional Schools	0	1,920	NM

Total New Student Starts	24,040	25,140	(4)%

CEC ANNOUNCES 4Q08 RESULTS …PG 5

ONLINE STARTS
Art & Design	310	240	29%
University	11,920	10,500	14%

Total Online Starts	12,230	10,740	14%

(1)	In the fourth quarter 2008, Culinary had one less start period than the fourth quarter of 2007.

CONFERENCE CALL INFORMATION

Career Education Corporation will host a conference call on February 20, 2009 at 10:00 AM (Eastern Time). Interested parties can access the live webcast of the conference call at www.careered.com. Participants can also listen to the conference call by dialing 866-713-8563 (domestic) or 617-597-5311 (international) and citing code 11731813. Please log-in or dial-in at least 10 minutes prior to the start time to ensure a connection. An archived version of the webcast will be accessible for 90 days at www.careered.com. A replay of the call will also be available for seven days by calling 888-286-8010 (domestic) or 617-801-6888 (international) and citing code 11900406.

About Career Education Corporation

The colleges, schools, and universities that are part of the Career Education Corporation (CEC) family offer high quality education to a diverse population of approximately 90,000 students across the world in a variety of career-oriented disciplines. The more than 75 campuses that serve these students are located throughout the U.S. and in France, Italy, and the United Kingdom, and offer doctoral, master’s, bachelor’s, and associate degrees and diploma and certificate programs. Approximately one-third of its students attend the web-based virtual campuses of American InterContinental University Online and Colorado Technical University Online.

CEC is an industry leader whose gold-standard brands are recognized globally. Those brands include, among others, the Le Cordon Bleu Schools North America; Harrington College of Design; Brooks Institute; International Academy of Design & Technology; American InterContinental University; Colorado Technical University and Sanford-Brown Institutes and Colleges. Through its schools, CEC is committed to providing quality education, enabling students to graduate and pursue rewarding careers.

For more information, see the company’s website at www.careered.com. The company’s website includes a detailed listing of individual campus locations and web links to its more than 75 colleges, schools, and universities.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “project,” “will,” and similar

CEC ANNOUNCES 4Q08 RESULTS …PG 6

expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: the adverse impact and potential impacts on the availability of Title IV and private student loans for our students of (1) the willingness or ability of private lenders to make private student loans in the current U.S. credit markets, (2) new student lending related reporting and disclosure obligations on institutions that participate in Title IV federal student financial aid programs under The Higher Education Opportunity Act (“HEOA”), signed into law on August 14, 2008, in the first full reauthorization of the Higher Education Act of 1965, as amended, and (3) pending regulations under HEOA and Congress’ willingness or ability to maintain or increase funding for Title IV programs; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school or with directly making student loans to our students; increased competition; the effectiveness of our regulatory compliance efforts; impairment of goodwill and other intangible assets as we continue to redefine the company and manage our brands and marketing to improve effectiveness and reduce costs; charges and expenses associated with exiting excess facility space, centralizing various functional areas, such as human resources and financial aid, and continuing to align the SBUs and corporate staff to remove layers, overlaps and redundancies; the impact on our revenues and profitability of our transitional segment; our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; our dependence on information technology system; our ownership or use of intellectual property ; costs and impacts of legal and administrative proceedings and investigations, governmental regulations, and class action and other lawsuits; costs and difficulties related to the integration of acquired businesses; our ability to manage and continue growth; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2007 and December 31, 2008, and from time to time in our quarterly and current reports filed with the Securities and Exchange Commission.

###

Investors:	John Springer
847/585-3899
www.careered.com

Media:	Jeff Leshay
847/585-2005

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	As of December 31,
	2008	2007 (1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$244,743	$221,970
Investments	263,953	166,618

Total cash and cash equivalents and investments	508,696	388,588
Receivables:
Students, net of allowance for doubtful accounts of $35,226 and $35,151 as of December 31, 2008, and December 31, 2007, respectively	59,119	59,072
Other, net	9,191	8,942
Prepaid expenses	46,416	49,732
Inventories	12,352	15,309
Deferred income tax assets	17,472	17,419
Other current assets	9,223	14,456
Assets of discontinued operations	5,003	31,170

Total current assets	667,472	584,688

NON-CURRENT ASSETS:
Property and equipment, net	304,970	335,949
Goodwill	376,072	379,363
Intangible assets, net	39,904	44,395
Deferred income tax assets	11,440	12,832
Other assets, net	17,465	20,555

TOTAL ASSETS	$1,417,323	$1,377,782

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt and capital lease obligations	$354	$11,843
Accounts payable	28,450	27,601
Accrued expenses:
Payroll and related benefits	63,757	33,119
Advertising and production costs	21,504	21,738
Income taxes	29,224	31,497
Other	49,526	75,788
Deferred tuition revenue	153,727	158,845
Liabilities of discontinued operations	8,753	15,472

Total current liabilities	355,295	375,903

NON-CURRENT LIABILITIES:
Long-term debt and capital lease obligations, net of current maturities	1,889	2,179
Deferred rent obligations	97,644	97,504
Other liabilities	13,983	4,473

Total non-current liabilities	113,516	104,156

SHARE-BASED AWARDS SUBJECT TO REDEMPTION	860	11,615

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	933	930
Additional paid-in capital	222,523	207,294
Accumulated other comprehensive income	5,774	16,304
Retained earnings	807,500	736,603
Cost of shares in treasury	(89,078)	(75,023)

Total stockholders’ equity	947,652	886,108

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,417,323	$1,377,782

(1)	Prior period financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts and percentages)

	For the Three Months Ended December 31,
	2008	% of Revenue	2007(1)	% of Revenue
REVENUE:

Tuition and registration fees	$416,904	96.6%	$435,263	95.6%

Other	14,863	3.4%	20,021	4.4%

Total revenue	431,767		455,284

OPERATING EXPENSES:

Educational services and facilities	158,673	36.7%	166,525	36.6%

General and administrative	212,145	49.1%	226,021	49.6%

Depreciation and amortization	17,483	4.0%	18,405	4.0%

Goodwill and asset impairment	—	0.0%	28,226	6.2%

Total operating expenses	388,301	89.9%	439,177	96.5%

Operating income	43,466	10.1%	16,107	3.5%

OTHER INCOME (EXPENSE):

Interest income	4,448	1.0%	5,702	1.3%

Interest expense	(167)	0.0%	(285)	-0.1%

Share of affiliate earnings	—	0.0%	1,865	0.4%

Miscellaneous income (expense)	2,404	0.6%	(35)	0.0%

Total other income	6,685	1.5%	7,247	1.6%

Pretax income	50,151	11.6%	23,354	5.1%

Provision for income taxes	15,820	3.7%	4,238	0.9%

Income from continuing operations	34,331	8.0%	19,116	4.2%

Loss from discontinued operations, net of tax	(3,117)		$(10,287)

NET INCOME	$31,214		$8,829

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.38		$0.21
Loss from discontinued operations	(0.03)		(0.11)

Net income	$0.35		$0.10

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	89,918		92,412

(1)	Prior period financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts and percentages)

	For the Twelve Months Ended December 31,
	2008	% of Revenue	2007 (1)	% of Revenue
REVENUE:

Tuition and registration fees	$1,636,750	96.0%	$1,666,828	95.4%

Other	68,601	4.0%	80,602	4.6%

Total revenue	1,705,351		1,747,430

OPERATING EXPENSES:

Educational services and facilities	654,288	38.4%	636,469	36.4%

General and administrative	889,250	52.1%	919,786	52.6%

Depreciation and amortization	75,132	4.4%	73,595	4.2%

Goodwill and asset impairment	9,013	0.5%	28,226	1.6%

Total operating expenses	1,627,683	95.4%	1,658,076	94.9%

Operating income	77,668	4.6%	89,354	5.1%

OTHER INCOME (EXPENSE):

Interest income	13,774	0.8%	18,489	1.1%

Interest expense	(870)	-0.1%	(1,163)	-0.1%

Share of affiliate earnings	4,665	0.3%	4,735	0.3%

Miscellaneous income	1,909	0.1%	750	0.0%

Total other income	19,478	1.1%	22,811	1.3%

Pretax income	97,146	5.7%	112,165	6.4%

Provision for income taxes	27,570	1.6%	34,681	2.0%

Income from continuing operations	69,576	4.1%	77,484	4.4%

Loss from discontinued operations, net of tax	(9,434)		(17,931)

NET INCOME	$60,142		$59,553

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.77		$0.82
Loss from discontinued operations	(0.10)		(0.19)

Net income	$0.67		$0.63

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	90,089		94,407

(1)	Prior period financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Twelve Months Ended December 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	$60,142	$59,553
Adjustments to reconcile net income to net cash provided by operating activities:
Goodwill and asset impairment	13,600	36,765
Depreciation and amortization expense	77,688	78,183
Bad debt expense	44,278	46,619
Compensation expense related to share-based awards	11,522	15,504
Gain on sale of business	(1,555)	—
Loss (gain) on disposition of property and equipment	573	(124)
Share of affiliate earnings, net of cash received	939	(2,791)
Deferred income taxes	(749)	(14,981)
Other	—	301
Changes in operating assets and liabilities	(19,718)	3,046

Net cash provided by operating activities	186,720	222,075

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale investments	(580,970)	(644,977)
Sales of available-for-sale investments	483,635	740,108
Purchases of property and equipment	(53,854)	(57,586)
Business acquisitions, net of acquired cash	—	(32,308)
Other	402	(424)

Net cash (used in) provided by investing activities	(150,787)	4,813

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of treasury stock	(14,055)	(224,264)
Issuance of common stock	3,239	34,486
Tax benefit associated with stock option exercises	471	5,945
Payments on revolving loans	(10,113)	(1,297)
Payments of capital lease obligations and other long-term debt	(590)	(588)

Net cash used in financing activities	(21,048)	(185,718)

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS:	(7,732)	6,717

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,153	47,887
Add: Cash balance of discontinued operations, beginning of the year	15,735	14,216
Less: Cash balance of discontinued operations, end of the year	115	15,735
CASH AND CASH EQUIVALENTS, beginning of the year	221,970	175,602

CASH AND CASH EQUIVALENTS, end of the year	$244,743	$221,970

CAREER EDUCATION CORPORATION

SELECTED SEGMENT INFORMATION

(Dollars in thousands)

	For the Three Months Ended December 31,
	2008	2007 (1)
REVENUE:
University	$176,982	$172,893
Culinary Arts	77,287	94,046
Health Education	64,426	54,331
Art & Design	67,501	73,064
International	35,686	32,585

Subtotal	$421,882	$426,919
Transitional Schools	9,884	28,357
Corporate and other	1	8

Total revenue	$431,767	$455,284

SEGMENT OPERATING INCOME (LOSS):
University	$42,949	$26,468
Culinary Arts	(588)	15,012
Health Education	10,368	(2,637)
Art & Design	9,052	13,942
International	8,106	9,447

Subtotal	$69,887	$62,232
Transitional Schools	(7,485)	(33,114)
Corporate and other	(18,936)	(13,011)

Total operating income	$43,466	$16,107

SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
University	24.3%	15.3%
Culinary Arts	-0.8%	16.0%
Health Education	16.1%	-4.9%
Art & Design	13.4%	19.1%
International	22.7%	29.0%
Transitional Schools	-75.7%	-116.8%

(1)	Prior period financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.

CAREER EDUCATION CORPORATION

SELECTED SEGMENT INFORMATION

(Dollars in thousands)

	For the Twelve Months Ended December 31,
	2008	2007 (1)
REVENUE:
University	$702,347	$703,639
Culinary Arts	328,313	365,789
Health Education	235,546	206,700
Art & Design	263,715	275,392
International	107,558	81,907

Subtotal	$1,637,479	$1,633,427
Transitional Schools	67,863	113,856
Corporate and other	9	147

Total revenue	$1,705,351	$1,747,430

SEGMENT OPERATING INCOME (LOSS):
University	$122,757	$102,371
Culinary Arts (2)	(5,908)	49,133
Health Education	22,559	6,425
Art & Design	28,057	32,499
International	18,860	13,024

Subtotal	$186,325	$203,452
Transitional Schools	(38,837)	(61,646)
Corporate and other	(69,820)	(52,452)

Total operating income	$77,668	$89,354

SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
University	17.5%	14.5%
Culinary Arts (2)	-1.8%	13.4%
Health Education	9.6%	3.1%
Art & Design	10.6%	11.8%
International	17.5%	15.9%
Transitional Schools	-57.2%	-54.1%

(1)	Prior period financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.
(2)	Culinary Arts 2008 operating loss includes pretax charges of $22.8 million. Pretax charges related to the following: $15.2 million in lease exit charges and related asset impairment charges associated with the exit of a dormitory and other facility and a $7.6 million charge associated with the settlement of a legal matter.

CAREER EDUCATION CORPORATION

SELECTED SEGMENT START-UP INFORMATION

(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2008	2007	2008	2007
REVENUE:
Culinary Arts (1)	$2,294	$—	$4,400	$—
Health Education (2)	—	—	—	—

	$2,294	$—	$4,400	$—

SEGMENT OPERATING LOSS:
Culinary Arts (1)	$(2,335)	$(1,317)	$(9,001)	$(3,845)
Health Education (2)	(211)	—	(806)	—

	$(2,546)	$(1,317)	$(9,807)	$(3,845)

(1)	For the three and twelve months ended December 31, 2008 and 2007, Culinary Arts start-up campuses include LCB-Boston, MA, St. Louis, MO and Kitchen Academy-Seattle, WA.
(2)	For the three and twelve months ended December 31, 2008, Health Education start-up campuses include SBI-San Antonio, TX.

CAREER EDUCATION CORPORATION

SELECTED UNIVERSITY SEGMENT INFORMATION

(Dollars in thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2008	2007 (1)	2008	2007 (1)
UNIVERSITY REVENUE:
AIU
Online	$68,936	$65,715	$298,279	$311,321
Onground	18,500	21,931	76,418	88,398
CTU
Online	65,068	59,572	240,652	216,432
Onground	14,509	13,448	53,758	50,533
Briarcliffe	9,969	12,227	33,240	36,955

University	$176,982	$172,893	$702,347	$703,639

UNIVERSITY SEGMENT OPERATING INCOME (LOSS):
AIU
Online	$20,999	$9,752	$73,041	$74,361
Onground	(2,470)	(3,133)	(14,124)	(16,262)
CTU
Online	22,378	17,269	63,419	44,006
Onground	593	1,087	(365)	161
Briarcliffe	1,449	1,493	786	105

University	$42,949	$26,468	$122,757	$102,371

UNIVERSITY SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
AIU
Online	30.5%	14.8%	24.5%	23.9%
Onground	-13.4%	-14.3%	-18.5%	-18.4%
CTU
Online	34.4%	29.0%	26.4%	20.3%
Onground	4.1%	8.1%	-0.7%	0.3%
Briarcliffe	14.5%	12.2%	2.4%	0.3%
University	24.3%	15.3%	17.5%	14.5%

	Student Population as of January 31,
	2009	2008
AIU
Online	16,800	15,500
Onground	3,800	3,800
CTU
Online	18,600	16,000
Onground	4,900	4,300
Briarcliffe	1,600	1,900

University	45,700	41,500

	Student Starts for the year ended December 31,
	2008	2007
AIU
Online	23,400	22,500
Onground	3,100	3,300
CTU
Online	24,100	21,800
Onground	3,700	3,300
Briarcliffe	1,200	1,300

University	55,500	52,200

(1)	Prior period financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale and the change in our reportable business segments during the first quarter of 2008.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS FOR 2008

(In thousands, except per share amounts)

	For the Three Months Ended (1)				Total 2008
	March 31	June 30	September 30	December 31
REVENUE:
Tuition and registration fees	$432,051	$402,905	$384,890	$416,904	$1,636,750
Other	19,833	14,144	19,761	14,863	68,601

Total revenue	451,884	417,049	404,651	431,767	1,705,351

OPERATING EXPENSES:
Educational services and facilities	166,648	160,420	168,547	158,673	654,288
General and administrative	238,625	220,982	217,498	212,145	889,250
Depreciation and amortization	20,215	18,727	18,707	17,483	75,132
Goodwill and asset impairment	2,170	—	6,843	—	9,013

Total operating expenses	427,658	400,129	411,595	388,301	1,627,683

Operating income (loss)	24,226	16,920	(6,944)	43,466	77,668

OTHER INCOME (EXPENSE):
Interest income	3,433	3,018	2,875	4,448	13,774
Interest expense	(227)	(265)	(211)	(167)	(870)
Share of affiliate earnings	4,665	—	—	—	4,665
Miscellaneous (expense) income	(191)	(84)	(220)	2,404	1,909

Total other income, net	7,680	2,669	2,444	6,685	19,478

Pretax income (loss)	31,906	19,589	(4,500)	50,151	97,146

Provision (benefit) for income taxes	10,535	6,752	(5,537)	15,820	27,570

Income from continuing operations	21,371	12,837	1,037	34,331	69,576

Loss from discontinued operations, net of tax	(4,987)	$(146)	(1,184)	(3,117)	(9,434)

NET INCOME (LOSS)	$16,384	$12,691	$(147)	$31,214	$60,142

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.24	$0.14	$0.01	$0.38	$0.77
Loss from discontinued operations	(0.06)	(0.00)	(0.01)	$(0.03)	$(0.10)

Net income	$0.18	$0.14	$—	$0.35	$0.67

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	90,289	89,905	89,675	89,918	90,089

(1)	Financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS FOR 2007

(In thousands, except per share amounts)

	For the Three Months Ended (1)				Total 2007
	March 31	June 30	September 30	December 31
REVENUE:
Tuition and registration fees	$426,883	$406,576	$398,106	$435,263	$1,666,828
Other	19,874	16,190	24,517	20,021	80,602

Total revenue	446,757	422,766	422,623	455,284	1,747,430

OPERATING EXPENSES:
Educational services and facilities	155,487	154,747	159,710	166,525	636,469
General and administrative	230,248	238,720	224,797	226,021	919,786
Depreciation and amortization	18,180	18,837	18,173	18,405	73,595
Goodwill and asset impairment	—	—	—	28,226	28,226

Total operating expenses	403,915	412,304	402,680	439,177	1,658,076

Operating income	42,842	10,462	19,943	16,107	89,354

OTHER INCOME (EXPENSE):
Interest income	4,616	4,019	4,152	5,702	18,489
Interest expense	(358)	(178)	(342)	(285)	(1,163)
Share of affiliate earnings	1,712	949	209	1,865	4,735
Miscellaneous income (expense)	236	484	65	(35)	750

Total other income, net	6,206	5,274	4,084	7,247	22,811

Pretax income	49,048	15,736	24,027	23,354	112,165

Provision for income taxes	17,808	5,674	6,961	4,238	34,681

Income from continuing operations	31,240	10,062	17,066	19,116	77,484

Loss from discontinued operations, net of tax	(1,202)	$(4,937)	(1,505)	(10,287)	(17,931)

NET INCOME	$30,038	$5,125	$15,561	$8,829	$59,553

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.32	$0.11	$0.18	$0.21	$0.82
Loss from discontinued operations	$(0.01)	$(0.06)	$(0.01)	$(0.11)	$(0.19)

Net income	$0.31	$0.05	$0.17	$0.10	$0.63

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	96,798	94,659	93,455	92,412	94,407

(1)	Financial results have been reclassified to account for the teach-out of our schools previously reported as held for sale, the change in our reportable business segments during the first quarter of 2008 and to present Brooks College - Sunnyvale and Long Beach, CA, IADT - Pittsburgh, PA, IADT - Toronto, Canada and Gibbs College - Piscataway, NJ as discontinued operations.